UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22940

The Endowment PMF Master Fund, L.P.

(Exact name of registrant as specified in charter)

712 W. 34TH STREET, SUITE 201, AUSTIN, TX 78705

(Address of principal executive offices) (Zip code)

With a copy to:
William Prather III	George J. Zornada
The Endowment PMF Master Fund, L.P.	K & L Gates LLP
712 W. 34th Street, Suite 201	State Street Financial Center
Austin, TX 78705	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: (512) 660-5146

Date of fiscal year end: 12/31/21

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

(a)

The Endowment PMF
Master Fund, L.P.

Annual Report
December 31, 2021

Cypress Creek
PARTNERS

TABLE OF CONTENTS

The Endowment PMF Master Fund, L.P.
Management Discussion of Fund Performance (Unaudited)	1
Report of Independent Registered Public Accounting Firm	11
Statement of Assets, Liabilities and Partners’ Capital	12
Schedule of Investments	13
Statement of Operations	19
Statements of Changes in Partners’ Capital	20
Statement of Cash Flows	21
Notes to Financial Statements	22
Supplemental Information (Unaudited)	39
Privacy Policy (Unaudited)	44

Management Discussion of Fund Performance

Economic and Market Conditions

From pandemic to endemic, the lingering impact of COVID-19 and the related policy responses kept our attention during 2021 and continue to impact our 2022 macroeconomic views. From employment where U.S. annualized quit rates reached levels not seen in 20+ years (~3%)[1] to global equity markets outperforming the three-, five-, and ten-year average performance with an annual 18.5% net return[2] to U.S. inflation reaching levels not seen since the 1980s at 7%[3], 2021 provided an active year of economic headlines. While each of these datapoints is interrelated, inflation has been our largest focus of analysis provided its long-term potential impact on our portfolio construction, where we utilize a macroeconomic regime-based approach pioneered by Britt Harris, President and Chief Executive Officer at the University of Texas/Texas A&M Investment Management Company, one of the largest endowments globally.

We continue to monitor various segments of the economy for current or expected structural inflation pressures. Of particular note, there has been a cumulative $2.5 trillion below-trend spend in the U.S. on services[4]. As consumption habits return to normal, we expect the tight labor market to cause continued pricing pressure to impact services. This pressure combined with the housing price inflation lag represent key risks which will remain under consideration.

Fund Performance

For the twelve-month period ending December 31, 2021, The Endowment PMF Master Fund, L.P. (the "Master Fund"), returned 11.9% net of fees and expenses, outperforming the 6.0% return of its primary benchmark, the HFRI FoF Composite Index (the "HFRI FoF"), and underperforming the 23.7% return of its secondary benchmark, a 60/40 Portfolio. The Master Fund's investment objective is to manage a portfolio of investment funds and cash to preserve value while prioritizing liquidity to investors over active management, until such time as the Master Fund's portfolio has been liquidated.

The Private Investment ("PI") portfolio, comprised of Private Equity and Real Assets, generated moderate returns for the trailing twelve-months ending December 31, 2021, of 14.8% (gross). The PI portfolio allocation represents 93.5% of the Master Fund's total net assets.

Private Equity

The Private Equity sub-portfolio delivered a 14.2% (gross) return for the trailing twelve-month period ending December 31, 2021. The Private Equity allocation represents 73.5% of the PI portfolio. During the year, portfolio contributors were largely early- and growth-stage U.S. technology investments as well as lower-middle market industrial strategies. Detractors during the year were largely Asian public technology and U.S. biotech holdings in existing private equity portfolios. Capital markets, particularly in the U.S., continue to be supportive of the Private Equity portion of the Master Fund, as evidenced by record deal activity. Per S&P Capital IQ[5], there were approximately 750 U.S. private equity M&A deals completed during the fourth quarter of 2021, representing over $99 billion of aggregate transaction value, relative to the five-year average of 456 deals per quarter and approximately $43 billion of aggregate quarterly transaction value.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Real Assets
The Real Assets sub-portfolio delivered a 16.3% (gross) return for the trailing twelve-month period ending December 31, 2021. The Real Assets allocation represents 26.5% of the PI portfolio. The notable driver of performance during the year were natural resources strategies, representing 17.6% of the PI portfolio, which benefited from a supportive commodity price backdrop, particularly within the energy and mining sectors. The Master Fund continues to face headwinds from an uneven pandemic recovery in commercial and residential real estate assets, which represent 8.4% of the PI portfolio.

Conclusion
As you may recall, your interest in The Endowment Fund transitioned to the PMF Fund effective as of April 1, 2014, after the successful completion of the Investor Choice Plan (the "Plan"). As of the effective date of the transition, the PMF Fund had over 6,000 investors and a total net asset value of approximately $1.72 billion. The Master Fund's investment objective is to preserve portfolio value while prioritizing liquidity to investors over active management until the portfolio is fully liquidated. In doing so, the Master Fund, via its feeder funds, has distributed approximately $1.64 billion to PMF investors, to date, which exceeds 95% of the original net asset value on April 1, 2014. Distributions in 2021 totaled approximately $168.4 million, or 9.8% of the original NAV.

As cash proceeds are received from underlying holdings, the Master Fund will continue to distribute capital to investors during 2022 under the terms of the Plan. It is important to note that on a go-forward basis, future Fund distributions will come entirely from illiquid assets and will rely almost exclusively on the Private Investments portfolio for cash generation.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Performance
Fund Performance Details
Portfolio Managers: William P. Prather III, Richard A. Rincon

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
The Endowment PMF Master Fund, L.P.	4/1/2014	11.9%	7.6%	6.3%
HFRI Fund of Funds Composite Index		6.0%	5.7%	4.1%
60/40 Portfolio		23.7%	13.8%	11.1%

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in the Master Fund for the period indicated. For comparison, the graph also includes the change in value of the same hypothetical investment in the HFRI Fund of Funds Composite Index and 60/40 Portfolio.

Growth of $10,000
25,000.00
23,000.00
21,000.00
19,000.00
17,000.00
15,000.00
13,000.00
11,000.00
9,000.00
7,000.00
5,000.00
3/31/2014
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
Fund
HFRI FoF
60/40 Portfolio

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

The Endowment PMF Master Fund, L.P.

December 31, 2021

Fund Profile*

Asset Class Allocation	% of NAV (12/31/2021)
Private Equity	66.9%
Real Assets	24.8%
Other	3.3%
Hedge Funds	3.1%
Private Debt	1.8%

Geographic Allocation	% of NAV (12/31/2021)
North America	56.3%
Asia	24.0%
Rest of World	19.2%
Europe	0.5%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

The Endowment PMF Master Fund, L.P.

December 31, 2021

Investment Objective, Principal Strategies, and Principal Risks

Investment Objective & Principal Strategies

The Master Fund's investment objective is to manage a portfolio of investment funds and cash to preserve value while prioritizing liquidity to investors over active management, until such time as the Master Fund's portfolio has been liquidated. The Master Fund's portfolio initially reflected an approximately pro rata division of the Legacy Master Fund's portfolio. The Adviser manages the Master Fund portfolio primarily in a passive manner whereby the Master Fund will hold to self-liquidation private equity and other similarly illiquid interests in investment funds and oversee the liquidation of other investment funds that provide for redemption while managing the Master Fund's cash to ensure the Master Fund's ability to satisfy outstanding capital commitments relating to such portfolio holdings. The Adviser may also consider secondary sales of hedge fund interests held by the Master Fund to enhance liquidity. Any secondary sale of the Master Fund's assets prior to the relevant Liquidation Period (as defined below) must be unanimously approved by the Master Fund's board of directors. Withdrawal requests have been, or will be, submitted to each investment fund that permits such requests. It is not expected that the Master Fund will make additional investments other than fulfilling capital commitments to certain investment funds, and investments for cash and liquidity management purposes.

The Master Fund, indirectly through the Master Fund, will hold interests in various investment funds, including private partnerships, limited liability companies, and other investment vehicles, which are managed by a group of investment managers previously identified by the Adviser within the Legacy Master Fund. As stated above, the Master Fund's initial portfolio holdings reflected an approximately pro rata division of the Legacy Master Fund's portfolio. The term "private partnerships" refers to limited partnerships, limited liability companies, or other funds and investment vehicles that are private and issue interests to investors that meet certain suitability standards. In general, these interests are not freely tradable and/or have substantial transfer restrictions and no active trading market but may have certain rights as to redemption.

Principal Risks

Master/Feeder Structure

The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Master Fund. The Master Fund currently has other investors that are feeder funds managed by the Adviser or its affiliates, and it may have additional investors in the future. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than the Master Fund over the operations of the Master Fund.

Portfolio Liquidation Risk

After ten years following the effective date of the Legacy Master Fund Division, the Master Fund will enter a formal dissolution process and will seek to liquidate all remaining assets. Such liquidation of investment funds will require the sale of such assets on a secondary basis. Any such secondary sales of assets would

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

likely be at a discount to the net asset value of the relevant investment fund interests, which would reduce the amounts realized by the Master Fund and distributed to investors.

Declining Assets Risk
As the Master Fund liquidates, its asset value will decline. All other things being equal, the Master Fund's expense ratios may increase as costs are spread over a smaller asset base.

Closed-End Fund; Limited Liquidity
The Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be trading vehicles. You should not invest in the Master Fund if you need a liquid investment. The Master Fund will, over time, hold substantially all its assets in illiquid investments. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis at a price based on NAV. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Master Fund, may invest all or substantially all of its assets in illiquid investments (as is the Master Fund's investment practice). An investment in the Master Fund provides limited liquidity since the Interests are not freely transferable and Partners may not cause the Master Fund to redeem their Interests. As described below, the Master Fund does not anticipate routinely offering to repurchase Interests from the Partners. While the Master Fund liquidates, the Master Fund may offer to repurchase Interests, in certain circumstances, and may offer to repurchase Interests at less than the current net asset value of the Interests. In the event the Master Fund does offer to repurchase Interests, distributions of proceeds upon the repurchase of a Partner's Interests may be subject to restrictions imposed upon withdrawals under the terms of the investment funds or, in the event that the Master Fund and/or the Adviser has engaged one or more sub-advisers, restrictions imposed by investment advisory agreements pursuant to which the Master Fund's assets are invested. An investment in the Master Fund, via its feeder funds, is suitable only for certain sophisticated investors that do not need liquidity. If the Master Fund conducts repurchase offers, and if a significant number of Partners sought to have their Interests repurchased at the same time, the illiquidity that results from the Master Fund's significant investment in long-term investments, which ordinarily cannot be liquidated without significant discount, if at all, may prevent the Master Fund from repurchasing more than a specified amount of Interests. Payment for repurchased Interests of the Master Fund may require the Master Fund to liquidate its investments in investment funds earlier than the Adviser would otherwise liquidate these holdings in due course, potentially resulting in losses. In addition, to the extent that the Master Fund ever was to repurchase significant amounts of Interests, the illiquidity of the remaining portfolio would increase, a factor that the Board would consider when determining the amount of Interests to repurchase. The Adviser intends to take measures (subject to such policies as may be established by the Investment Committee) to attempt to avoid or minimize potential losses resulting from the repurchase of Interests. The Master Fund intends to distribute capital as the Master Fund portfolio liquidates, subject to certain thresholds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Shares Not Listed; Repurchases of Shares
The Master Fund does not intend to list its Interests as Shares for trading on any national securities exchange. There is no secondary trading market for the Shares, and none is expected to develop. The Shares are, therefore, not readily marketable. Because the Master Fund is a closed-end investment company, its Interests are not redeemable at the option of Partners and they are not exchangeable for interests of any other fund. Although the Board may, in its sole discretion, cause the Master Fund to offer to repurchase outstanding Shares, including possibly at less than NAV, the Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. If the Master Fund conducts repurchase offers, there will be a substantial period of time between the date as of which Partners must accept the Master Fund's offer to repurchase their Shares and the date they can expect to receive payment for their Shares from the Master Fund. Partners whose Shares are accepted for repurchase bear the risk that the Master Fund's NAV may fluctuate significantly between the time that they accept the Master Fund's offer to repurchase its Shares and the date as of which such Shares are valued for purposes of such repurchase. Partners will have to decide whether to accept the Master Fund's offer to repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Master Fund for purposes of effecting such repurchases. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and the underlying investments of the Master Fund. Also, because the Shares are not listed on any securities exchange, the Master Fund is not required, and does not intend, to hold annual meetings of their Partners.

Non-Diversified Status
The Master Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Master Fund's assets that may be invested in the securities of any one issuer. Although the Adviser follows a general policy of seeking to diversify the Master Fund's capital among multiple investment funds, the Adviser may depart from such policy from time to time and one or more investment funds may be allocated a relatively large percentage of the Master Fund's assets. The Master Fund will limit the percent of assets held of any one investment fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Master Fund. As a consequence of a large investment in a particular investment fund, losses suffered by such an investment fund could result in a higher reduction in the Master Fund's capital than if such capital had been more proportionately allocated among a larger number of investment funds.

Limited Operating History of Investments
Investments may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

validate the investment strategies of such Investment will be limited. Moreover, even to the extent an Investment has a longer operating history, the past investment performance of any of the Investments should not be construed as an indication of the future results of such investments or the Master Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Master Fund, may not be indicative of the results that the Master Fund achieves.

The Master Fund may invest a portion of its assets in the securities of less established companies. Investments in such early stage companies may involve greater risks than generally are associated with investments in more established companies. To the extent there is any public market for the securities held by the Master Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and, therefore, often are more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Master Fund's other investments, and any such Investments should be considered highly speculative and may result in the loss of the Master Fund's entire investment therein.

Effective March 1, 2021, the Investment team managing the Master Fund changed as a result of an acquisition of the Adviser to the Master Fund by Cypress Creek Partners (and/or an affiliate thereof). The new/current Portfolio Managers of the Master Fund include William P. Prather III and Richard A. Rincon. Mr. Prather has been responsible for the management of the Master Fund since March 1, 2021. He previously served as the Head of Natural Resources and Infrastructure portfolio at the University of Texas/Texas A&M Investment Management Company ("UTIMCO"). Mr. Rincon has been responsible for the management of the Master Fund since March 1, 2021. He previously served as Senior Director of the private equity portfolio at UTIMCO.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Endnotes and Additional Disclosures

General

The views expressed in this letter are those of the Portfolio Managers and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Cypress Creek Partners and the Master Fund disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Cypress Creek Partners fund. This commentary may contain statements that are not historical facts, referred to as "forward-looking statements". The Master Fund's actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund Interests, the continuation of investment advisory, administrative, and service contracts, and other risks discussed from time to time in the Master Fund's filings with the United States Securities and Exchange Commission.

This letter is provided solely for informational purposes and is exclusively intended for use by existing Fund investors and/or pre-qualified prospective Fund investors with whom the Master Fund or an authorized intermediary acting on behalf of the Master Fund has a pre-existing substantive relationship. Neither this letter nor the information contained herein constitutes an offer to sell or a solicitation of any offer to buy any securities. Any offering or solicitation will be made only to eligible investors and pursuant to the current version of the applicable Private Placement Memorandum and other governing documents, all of which must be read in their entirety.

The Master Fund Profile is subject to change due to active management employed by the Adviser.

Index Definitions

60/40 Portfolio. Custom benchmark which provides an indication of the performance of a hypothetical portfolio that invested 60% of the value of its assets in the S&P 500 Index and 40% of the value of its assets in the Barclays Intermediate Government/Credit Index for the indicated period.

- The Standard and Poor's ("S&P") 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged, capitalization-weighted index comprising publicly traded common stocks issued by companies in various industries. The S&P 500 Index is widely recognized as the leading broad-based measurement of changes in conditions of the U.S. equities market
- The Barclays Intermediate Government/Credit Index ("BIGCI") is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of greater than one year. The performance information of the BIGCI does not account for any taxes imposed on, or any fees, expenses, commissions, or other charges that are borne by, a fund or its investors

Inclusion of the performance of the 60/40 Portfolio is intended to provide a benchmark against which to compare the allocation of assets between equity investments and fixed income investments. The proportion of the assets invested in equity investments and fixed income investments varied during the indicated period, but the comparison to the 60/40 Portfolio reflects that, under normal circumstances, the portfolio

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

was weighted in favor of equities. The performance information for the 60/40 Portfolio does not account for any taxes imposed on, or any fees, expenses, commissions, or other charges that are borne by, a fund or its investors.

Neither S&P nor Barclays has compiled, maintained, reviewed, or verified the performance information listed for the 60/40 Portfolio. Such information was obtained from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof. The Master Fund, the TEI Fund, the Registered Fund, S&P, and Barclays neither make guarantees regarding the accuracy of, nor recommend any investment decision based on, such information.

HFRI Fund of Funds Composite Index. Index comprised of over 650 constituent fund of hedge funds, including both domestic and offshore funds. This is an equal-weighted index with all funds reporting returns net of fees on a monthly basis. In order to report to this index, funds are required to have at least $50 million under management or have been actively trading for at least twelve months.

Footnotes

[1]Bureau of Labor Statistics, as of February 1, 2022 (https://www.bls.gov/news.release/jolts.nr0.htm)
[2]Relative to the MSCI All Country World Index. Source: S&P Capital IQ, February 2022
[3]Bureau of Labor Statistics, as of February 15, 2022 (https://www.bls.gov/cpi/tables/supplemental-files/home.htm)
[4]As of December 2021; MacroStrategy & Refinitiv Datastream
[5]S&P Capital IQ database as of December 31, 2021. Includes all completed private equity M&A in North America by month.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Report of Independent Registered Public Accounting Firm

To the Partners and the Board of Directors of
The Endowment PMF Master Fund, L.P.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital of The Endowment PMF Master Fund, L.P. (the Fund), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in partners’ capital and cash flows for the year then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations, changes in partners’ capital and its cash flows and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in partners’ capital for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, December 31, 2019, December 31, 2018, and December 31, 2017, for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 26, 2021.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodians, underlying fund advisors or by other appropriate audit procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Cypress Creek Partners investment companies since 2021.

Chicago, Illinois
March 1, 2022

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2021

Assets
Investments in Investment Funds, at fair value (Cost $241,099,856)	$293,840,751
Investments in affiliated Investment Funds for which ownership exceeds 5% of the Investment Fund’s capital, at fair value (Cost $169,798,006)	94,478,920
Investments in affiliated Investment Funds for which ownership exceeds 25% of the Investment Fund’s capital, at fair value (Cost $54,315,087)	3,418,508
Investments in securities, at fair value (Cost $1,205,963)	943,678
Total investments (Cost $466,418,912)	392,681,857
Cash and cash equivalents	29,603,079
Receivable from investments sold	623,664
Prepaids and other assets	55,713
Total assets	422,964,313
Liabilities and Partners’ Capital
Withdrawals payable	17,221,691
Investment Management Fees payable	134,226
Administration fees payable	112,570
Accounts payable and accrued expenses	416,333
Total liabilities	17,884,820
Commitments and contingencies (see note 3)
Partners’ capital	405,079,493
Total liabilities and partners’ capital	$422,964,313

See accompanying notes to financial statements.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments

December 31, 2021

	Initial Investment Date (1)	Shares	Cost	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Energy (4.16% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.	July, 2008		$14,386,923	$10,076,941
Sentient Global Resources Fund IV, L.P.	June, 2011		11,691,258	6,772,255
Private Equity (24.59% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.	August, 2008		—	127,615
CX Partners Fund Ltd. (2)(3)	April, 2009		13,160,475	3,689,297
Gavea Investment Fund II A, L.P.	May, 2007		—	32,538
Gavea Investment Fund III A, L.P.	September, 2008		—	212,047
India Asset Recovery Fund L.P.	October, 2006		—	2,337
J.C. Flowers III L.P.	October, 2009		7,020,538	1,625,071
LC Fund IV, L.P.(2)(3)	May, 2008		7,542,408	402,973
New Horizon Capital III, L.P. (2)	March, 2009		4,844,662	3,168,903
Northstar Equity Partners III (2)	June, 2011		5,535,911	5,431,251
Orchid Asia IV, L.P. (2)	November, 2007		4,896,815	22,248,439
Reservoir Capital Partners (Cayman), L.P.	June, 2009		1,705,166	2,802,684
Tiger Global Private Investment Partners V, L.P.	January, 2008		6,176,631	6,409,007
Tiger Global Private Investment Partners VI, L.P.	November, 2010		300,050	9,707,510
Trustbridge Partners II, L.P. (2)	December, 2007		5,272,760	6,077,135
Trustbridge Partners III, L.P. (2)(3)	April, 2009		17,692,549	12,191,624
Trustbridge Partners IV, L.P.(2)	September, 2011		63,995	25,483,838
Real Estate (0.96% of Partners’ Capital)
Forum European Realty Income III, L.P.	February, 2008		4,466,262	413,535
Phoenix Asia Real Estate Investments II, L.P.	September, 2007		3,875,899	3,467,359
Total Cayman Islands			108,632,302	120,342,359

See accompanying notes to financial statements.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2021

	Initial Investment Date (1)	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
Guernsey
Private Equity (0.00% of Partners’ Capital)
Mid Europa Fund III LP	November, 2007		$3,749,029	$6,148
Total Guernsey			3,749,029	6,148
United Kingdom
Private Equity (0.29% of Partners’ Capital)
Darwin Private Equity I L.P.	September, 2007		7,117,316	1,157,439
Real Estate (0.08% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.	August, 2006		1,975,313	22,191
Patron Capital, L.P. II	February, 2005		674,772	9,771
Patron Capital, L.P. III	July, 2007		3,327,235	275,451
Total United Kingdom			13,094,636	1,464,852
United States
Energy (15.35% of Partners’ Capital)
ArcLight Energy Partners Fund V, L.P. (2)	December, 2011		4,076,982	1,896,809
EnCap Energy Capital Fund VII-B LP (2)	October, 2007		7,832,298	422,320
EnCap Energy Infrastructure TE Feeder, L.P. (3)	October, 2009		6,585,255	1,147,015
Energy & Minerals Group Fund II, L.P.	November, 2011		11,052,203	13,430,713
Intervale Capital Fund, L.P.	May, 2008		6,256,963	6,288,490
Merit Energy Partners G, L.P.	September, 2009		16,781,525	8,254,612
Midstream & Resources Follow-On Fund, L.P. (3)	March, 2010		3,459,071	4,780,926
NGP Energy Technology Partners II, L.P. (2)	July, 2009		4,187,466	2,782,402
NGP IX Offshore Fund, L.P. (2)	March, 2008		4,181,522	193,204
NGP Midstream & Resources, L.P.	October, 2007		5,412,496	895,687
Quantum Parallel Partners V, LP (3)	October, 2008		24,037,377	21,331,971
TPF II-A, L.P. (3)	October, 2008		7,547,610	764,074

See accompanying notes to financial statements.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2021

	Initial Investment Date (1)	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Event-Driven (2.11% of Partners’ Capital)
BDCM Partners I, L.P. (3)(6)	January, 2011		$7,437,015	$4,460,666
Credit Distressed Blue Line Fund, L.P. (4)(6)	April, 2010		20,968,888	3,418,508
Fortelus Special Situations Fund Ltd. (2)(3)(6)	May, 2010		—	32,907
Harbinger Capital Partners Special Situations Fund, L.P. (6)	December, 2006		5,080,165	68,212
Harbinger Streamline Onshore Fund, L.P. (6)	September, 2021		581,264	563,668
Private Equity (42.41% of Partners’ Capital)
Advent Latin American Private Equity Fund IV-F L.P.	August, 2007		1,095,661	573,674
Advent Latin American Private Equity Fund V-F L.P.	May, 2010		7,568,311	4,703,384
BDCM Opportunity Fund II, L.P.	March, 2006		2,800,084	760,350
Catterton Growth Partners, L.P.	March, 2008		10,514,354	2,970,527
Chrysalis Ventures III, L.P.	December, 2006		1,136,664	459,434
Crosslink Crossover Fund V, L.P.	May, 2007		1,723,592	547,527
Crosslink Crossover Fund VI, L.P.	March, 2007		—	18,572,656
Dace Ventures I, LP (3)	June, 2007		1,961,856	846,237
Fairhaven Capital Partners, L.P.	March, 2008		8,502,623	2,459,712
Founders Fund III, LP	May, 2010		—	29,666,331
Founders Fund IV, LP	January, 2012		—	40,447,092
Garrison Opportunity Fund LLC (3)	February, 2010		—	248,389
Garrison Opportunity Fund II A LLC	March, 2011		—	3,688,054

See accompanying notes to financial statements.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2021

	Initial Investment Date (1)	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (42.41% of Partners’ Capital) (continued)
HealthCor Partners Fund, L.P. (3)	August, 2007		$1,575,045	$5,261,932
MatlinPatterson Global Opportunities Partners III L.P. (2)	July, 2007		4,715,825	33,125
Middle East North Africa Opportunities Fund, L.P. (3)(6)	July, 2008	3,969	3,969,272	125,448
Monomoy Capital Partners, L.P.	November, 2006		4,480,622	1,409
Monomoy Capital Partners II, L.P. (2)	May, 2011		5,866,794	9,343,707
Pine Brook Capital Partners, L.P.	January, 2008		9,934,141	2,495,434
Pinto America Growth Fund, L.P.	July, 2006		—	1,371,899
Private Equity Investment Fund IV, L.P. (3)	July, 2005		3,268,516	655,661
Private Equity Investment Fund V, L.P. (3)	April, 2009		32,635,067	18,247,417
Saints Capital VI, L.P. (3)	April, 2008		9,187,957	2,287,468
Sanderling Venture Partners VI Co-Investment Fund, L.P.	June, 2005		1,146,840	670,790
Sanderling Venture Partners VI, L.P.	June, 2005		517,676	530,654
Sterling Capital Partners II, L.P.	August, 2005		1,039,496	103,177
Sterling Group Partners III, L.P.	April, 2010		3,243,621	61,481
Strategic Value Global Opportunities Fund I-A, L.P.	December, 2006		157,773	1,413,103
TAEF Fund, LLC (6)	August, 2008		—	22,091
Tenaya Capital V, LP	November, 2007		230,468	483,534
Tenaya Capital VI, LP	July, 2012		4,516,706	8,421,139
The Column Group, LP	September, 2007		—	9,138,222
Trivest Fund IV, L.P.(2)(3)	November, 2007		66,650	41,460.00
Tuckerbrook SB Global Distressed Fund I, L.P. (3)	July, 2007		434,042	1,680,236
Valiant Capital Partners LP (6)	July, 2009		2,591,388	2,637,020

See accompanying notes to financial statements.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2021

	Initial Investment Date (1)	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (42.41% of Partners’ Capital) (continued)
VCFA Private Equity Partners IV, L.P.	March, 2005		$1,612,465	$29,572
Voyager Capital Fund III, L.P.	May, 2007		1,532,853	639,013
WestView Capital Partners II, L.P. (2)(3)	August, 2009		3,504,500	181,632
Real Estate (6.51% of Partners’ Capital)
Cypress Realty VI Limited Partnership	June, 2007		829,119	7,744
Florida Real Estate Value Fund, L.P. (3)	October, 2010		—	14,165
GTIS Brazil Real Estate Fund (Brazilian Real) LP (3)	July, 2008		11,433,179	7,666,991
Lone Star Real Estate Fund II (U.S.), L.P.	June, 2011		2,389	27,502
Monsoon Infrastructure & Realty Co-Invest, L.P. (3)	February, 2008		9,542,106	7,140,299
Northwood Real Estate Co-Investors LP (2)	April, 2008		2,155,087	2,797,920
Northwood Real Estate Partners LP (2)	April, 2008		6,440,321	7,638,780
SBC US Fund II, LP (3)	June, 2011		4,578,828	1,054,543
Square Mile Partners III LP	April, 2008		3,709,702	42,338
Relative Value (0.15% of Partners’ Capital)
King Street Capital, L.P. (2)(6)	November, 2009		79,460	298,877
Magnetar Capital Fund LP (3)(6)	February, 2009		—	221,838
Magnetar SPV LLC (3)(6)	May, 2008		179,228	3,751
PIPE Equity Partners, LLC (4)(5)(6)	August, 2008		17,723,154	—
PIPE Select Fund, LLC (4)(5)(6)	September, 2008		15,623,045	—
Stark Select Asset Fund, LLC (2)(6)	July, 2010		—	66,098
Total United States			339,304,580	269,533,021
Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies			464,780,547	391,346,380	96.61%

See accompanying notes to financial statements.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2021

	Initial Investment Date (1)	Shares	Cost	Fair Value	% of Partners’ Capital
Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Relative Value (0.10% of Partners’ Capital)
CRC Credit Fund Ltd. (6)	July, 2010	4,331	$432,402	$391,799
Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies			432,402	391,799
Total Passive Foreign Investment Companies			432,402	391,799	0.10%
Total Investments in Investment Funds(7)			465,212,949	391,738,179	96.71%
Investments in Securities
Common Stocks
United States
Retail (0.23% of Partners’ Capital)
Warby Parker Inc.	November, 2021	20,268	1,205,963	943,678
Total Common Stocks			1,205,963	943,678
Total Investments in Securities			1,205,963	943,678	0.23%
Total Investments			$466,418,912	$392,681,857	96.94%

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2021 were $43,095,761. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All investments are non-income producing unless noted otherwise.

(1)	All Investment Funds were received in an in-kind transfer of a portfolio of Investment Funds on March 31, 2014 (See note 1).
(2)	Income producing investment.
(3)	Affiliated investments for which ownership exceeds 5% of the Investment Fund’s capital, (see note 5b).
(4)	Affiliated investments for which ownership exceeds 25% of the Investment Fund’s capital, (see note 5b).
(5)	Investment was valued in good faith pursuant to procedures approved by the Board of Directors as of December 31, 2021. The total of all such investments represents 0.00% of partners’ capital.
(6)

Investment Funds classified as “Hedge Funds” in the Master Fund’s limited partnership agreement. The cost and fair value of these Investment Funds as of December 31, 2021 was $74,665,281 and $12,310,883, respectively.

(7)	Restricted investments as to resale.

See accompanying notes to financial statements.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2021

Investment income:
Dividend income (net of foreign tax withholding of $23,934)	$1,296,950
Interest income	115,826
Dividend income from affiliated Investment Funds	398,035
Total investment income	1,810,811
Expenses:
Investment Management Fees	1,881,812
Administration fees	312,844
Professional fees	489,544
Consulting fees	81,615
Custodian fees	69,496
Directors fees	213,563
Other expenses	285,199
Total expenses	3,334,073
Net investment loss	(1,523,262)
Net realized and unrealized gain (loss):
Net realized gain (loss) from investments and foreign currency translations	58,700,329
Net realized gain (loss) from affiliated Investment Funds	10,673,153
Net realized gain (loss)	69,373,482
Change in unrealized appreciation/depreciation from investments and foreign currency translations	(4,963,663)
Change in unrealized appreciation/depreciation from affiliated Investment Funds	(8,455,840)
Change in unrealized appreciation/depreciation	(13,419,503)
Net realized and unrealized gain (loss)	55,953,979
Net increase in partners’ capital resulting from operations	$54,430,717

See accompanying notes to financial statements.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Statements of Changes in Partners’ Capital

Years Ended December 31, 2020 and 2021

Partners’ capital at December 31, 2019	$490,231,013
Withdrawals	(54,819,498)
Net increase in partners’ capital resulting from operations:
Net investment loss	(1,187,531)
Net realized gain from investments and foreign currency translations	5,994,215
Net realized gain from affiliated Investment Funds	4,074,369
Change in unrealized appreciation/depreciation from investments and foreign currency translations	101,711,193
Change in unrealized appreciation/depreciation from affiliated Investment Funds	(24,307,445)
Net increase in partners’ capital resulting from operations	86,284,801
Partners’ capital at December 31, 2020	$521,696,316
Withdrawals	(171,047,540)
Net increase in partners’ capital resulting from operations:
Net investment loss	(1,523,262)
Net realized gain from investments and foreign currency translations	58,700,329
Net realized gain from affiliated Investment Funds	10,673,153
Change in unrealized appreciation/depreciation from investments and foreign currency translations	(4,963,663)
Change in unrealized appreciation/depreciation from affiliated Investment Funds	(8,455,840)
Net increase in partners’ capital resulting from operations	54,430,717
Partners’ capital at December 31, 2021	$405,079,493

See accompanying notes to financial statements.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2021

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$54,430,717
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(84,038,987)
Proceeds from disposition of investments	225,697,816
Proceeds from return of capital of investments	28,617,395
Net realized gain from investments and foreign currency translations	(58,700,329)
Net realized gain from affiliated Investment Funds	(10,673,153)
Change in unrealized appreciation/depreciation from investments and foreign currency translations	4,963,663
Change in unrealized appreciation/depreciation from affiliated Investment Funds	8,455,840
Change in operating assets and liabilities:
Receivable from investments sold	366,777
Prepaids and other assets	(49,359)
Investment Management Fees payable	120,588
Administration fees payable	39,100
Accounts payable and accrued expenses	96,656
Net cash provided by operating activities	169,326,724
Cash flows from financing activities:
Withdrawals, net of change in withdrawals payable	(176,625,850)
Net cash used in financing activities	(176,625,850)
Effect of exchange rate changes in cash	3,042
Net change in cash and cash equivalents	(7,296,084)
Cash and cash equivalents at beginning of year	36,899,163
Cash and cash equivalents at end of year	$29,603,079
Supplemental schedule of cash activity:
Cash paid for interest	$10

See accompanying notes to financial statements.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements

December 31, 2021

(1)	ORGANIZATION

The Endowment PMF Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, commenced operations on March 31, 2014. The Master Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently three feeder funds.

On March 31, 2014 the Master Fund received in an in-kind transfer a portfolio of investment funds including, but not limited to, limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”) from Salient Private Access Master Fund, L.P. (formerly The Endowment Master Fund, L.P., the “Legacy Master Fund”), in exchange for limited partnership interests (the “Interests”) of the Master Fund.

The Master Fund’s investment objective is to manage a portfolio of Investment Funds and cash to preserve value while prioritizing liquidity to investors over active management, until such time as the Master Fund’s portfolio has been liquidated. The Master Fund holds a portfolio of Investment Funds, reflecting an approximate pro rata division of the portfolio of the Legacy Master Fund, managed in a broad range of investment strategies and asset categories. The Adviser, as hereinafter defined, manages the Master Fund portfolio primarily in a passive manner whereby the Master Fund holds to self-liquidating private equity and other similar illiquid interests in Investment Funds and oversees the liquidation of other Investment Funds that provide for redemption while managing the Master Fund’s cash to ensure the Master Fund has the ability to satisfy outstanding capital commitments relating to such portfolio holdings.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund and the Legacy Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. d/b/a Cypress Creek Partners (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Master Fund and the results of its operations. The Master Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

(b)	CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)	INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

Investment fund distributions are recorded based on the detail provided with the distribution notice, as applicable. Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d)	INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has delegated day-to-day management of the valuation process to the Adviser, which has established a valuation committee (the “Adviser Valuation Committee”) to carry out this function. The Adviser Valuation Committee’s function, subject to the oversight of the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of partners’ capital of the Master Fund as of December 31, 2021.

Investments held by the Master Fund are valued as follows:

●

INVESTMENT FUNDS—Investments in Investment Funds that do not have a readily determinable fair value are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee,

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

●

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing bid and ask prices on the valuation date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

●

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange and in other investment companies that have a readily determinable fair value are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security.

●

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedures approved by the Board.

(e)	FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not segregate the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations reported in the accompanying Statement of Operations and Statement of Changes in Partners’ Capital.

(f)	CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for RICs that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements. Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to RIC’s, that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. In December 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of December 31, 2021, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

(g)	INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(h)	FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; compliance fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes; and other types of expenses as may be approved from time to time by the Board.

(i)	INCOME TAXES

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund serves as withholding agent for its offshore feeder funds.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

For the current open tax years, and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period.

For the year ended December 31, 2021, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

(j)	USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(3)	FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed in the fair value hierarchy below:

●

Level 1 — unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 — investments with other significant observable inputs

●	Level 3 — investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board has authorized the Adviser to oversee the implementation of the Board-approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various members of the Adviser’s

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

team. The Adviser Valuation Committee generally meets on a monthly basis to determine the valuations of the Master Fund’s investments. The valuations are supported by methodologies adopted by the Adviser and documented in the Adviser’s Valuation Policy.

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of December 31, 2021, and assets valued at NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the financial statements:

	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS VALUED AT NAV AS A PRACTICAL EXPEDIENT	TOTAL
Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Energy	$—	$—	$—	$79,037,419	$79,037,419
Event-Driven	—	—	—	8,543,961	8,543,961
Private Equity	—	—	—	272,595,847	272,595,847
Real Estate	—	—	—	30,578,589	30,578,589
Relative Value	—	—	—	590,564	590,564
Passive Foreign Investment Companies
Relative Value	—	—	—	391,799	391,799
Investment Securities
Common Stocks
Retail	943,678	—	—	—	943,678
Total	$943,678	$—	$—	$391,738,179	$392,681,857

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. As of December 31, 2021, there was not a significant amount of Level 3 investments in the Master Fund.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

period, usually for a period of up to two years from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of December 31, 2021, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Energy (a)	Private investments in securities issued by companies in the energy and natural resources sectors.	$79,037	$12,566	Up to 10 years	N/A	N/A	Up to 15 years
Event-Driven (b)	Strategies designed to profit from changes in the prices of securities of companies facing a major corporate event.	8,544	N/A	N/A	Quarterly	45-90	Up to 5 years; up to 2.5% early withdrawal fee; possible 25% investor level gate; illiquid side pocket capital
Private Equity (c)	Investments in nonpublic companies.	272,596	23,865	Up to 10 years	N/A	N/A	Up to 10 years
Real Estate (d)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	30,579	6,664	Up to 10 years	N/A	N/A	Up to 10 years
Relative Value (e)	Strategies seeking to profit from inefficiencies existing within capital structures, within markets, and across markets.	982	N/A	N/A	Quarterly	30-120	Up to 5 years; up to 7% early redemption fee; possible 5% fund level gate; illiquid side pocket capital
		$391,738	$43,095

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

(a)

This category includes Investment Funds that invest primarily in privately issued securities by companies in the energy and natural resources sectors and private investments in energy-related assets or companies. The Investment Funds include private funds and private partnerships with private investments in their portfolios.

(b)

This category includes Investment Funds that invest primarily in the following securities: common stock, preferred stock, and many types of debt. Events include mergers, acquisitions, restructurings, spin-offs, and litigation.

(c)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(d)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(e)

This category includes Investment Funds with low net exposure to most financial markets. Underlying strategies include Equity Market Neutral or Statistical Arbitrage, Capital Structure Arbitrage, Convertible Arbitrage, Volatility Arbitrage, and Credit Arbitrage.

The Adviser monitors Investment Fund capital call activity and reviews regularly the Master Fund’s cash positions and anticipated activity, including planning any necessary redemptions of Investment Funds so that the Fund may cover any funding call by Investment Funds.

The following is a summary of the fair value as percentage of partners’ capital, and liquidity provisions for Investment Funds constituting greater than 5% of the Master Fund’s partners’ capital as of December 31, 2021:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing?	Redemption Frequency	Redemption Restrictions and Terms
Founders Fund III, L.P.	7.32%	Founders Fund III, L.P. makes venture capital investments in seed stage and early stage companies.	No	N/A	N/A
Founders Fund IV, L.P.	9.98%	Founders Fund IV, L.P. makes venture capital investments in seed stage and early stage companies.	No	N/A	N/A
Orchid Asia IV, L.P.	5.49%	Orchid Asia IV, L.P. is a private equity fund making growth investments in China.	No	N/A	N/A
Quantum Parallel Partners V, LP	5.27%	Quantum Parallel Partners V, LP, is a private equity fund investing in companies in the energy industry	Yes	N/A	N/A
Trustbridge Partners IV, L.P.	6.29%	Trustbridge Partners IV, L.P. is a private equity fund making growth equity and buyout investments in China.	No	N/A	N/A

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

(4)	PARTNERS’ CAPITAL ACCOUNTS

(a)	ISSUANCE OF INTERESTS

Interests of the Master Fund are generally available only to those investors who received Interests as in-kind repurchase proceeds for their tendered interests in one of the feeder funds to the Legacy Master Fund. Interests of the Master Fund will generally not otherwise be offered or sold.

(b)	ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period.

(c)	REPURCHASE OF INTERESTS

A partner will not have the right to require the Master Fund to repurchase all or any portion of an Interest at the partner’s discretion at any time. Partners may not be able to liquidate their investment other than as a result of repurchases of Interests as described below. Interests are not redeemable nor are they exchangeable for Interests or shares of any other fund.

The Master Fund anticipates making quarterly distributions on a pro rata basis to all investors in an amount equal to the Master Fund’s excess cash (“Excess Cash”). Excess Cash is defined as the amount of cash on hand over and above the amount necessary or prudent for operational and regulatory purposes (“Required Cash”). The amount of Required Cash is determined by the Adviser with oversight by the Board. Excess Cash is generally distributed in the subsequent quarter or quarters where the aggregate of Excess Cash from such subsequent quarter(s) and prior quarters exceeds a threshold of $10 million. Intra-quarter distributions may also be made if Excess Cash exceeds a threshold of $25 million as of the forty fifth day after the end of any quarter. The Master Fund may make in-kind distributions of portfolio securities as deemed necessary. The total distributions during the year ended December 31, 2021, were $171,047,540.

(5)	INVESTMENTS IN PORTFOLIO SECURITIES

(a)	INVESTMENT ACTIVITY

As of December 31, 2021, the Master Fund held investments in Investment Funds. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees. In addition, many Investment Funds also provide for performance incentive fees/allocations of an Investment Fund’s net profits. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $84,038,987 and $225,697,816 respectively.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until such time. The Master Fund’s book cost as of December 31, 2021, was $466,418,912, resulting in accumulated net unrealized depreciation of ($73,737,055) consisting of $177,876,622 in gross unrealized appreciation and ($251,613,677) in gross unrealized depreciation.

(b)	AFFILIATED INVESTMENT FUNDS

At December 31, 2021, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total partners’ capital. A listing of these affiliated Investment Funds, including activity during the year ended December 31, 2021, is shown below:

Affiliated Investment Funds	Shares 12/31/2020	Shares 12/31/21	Beginning Fair Value 12/31/2020	Cost of Purchases	Sales Proceeds*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation / Depreciation	Ending Fair Value 12/31/21	Dividend Income
Ownership exceeds 5% of the Investment Fund’s Capital:
BDCM Partners I, L.P.			$8,990,639	$—	$(3,515,061)	$—	$(1,014,912)	$4,460,666	$—
CX Partners Fund Ltd.			6,444,253	443,391	(7,591,160)	3,813,390	579,423	3,689,297	3,610
Dace Ventures I, LP			704,308	12,231	—	—	129,698	846,237	—
EnCap Energy Infrastructure TE Feeder, L.P.			955,684	—	—	—	191,331	1,147,015	—
Florida Real Estate Value Fund, L.P.			43,842	—	—	—	(29,677)	14,165	—
Fortelus Special Situations Fund Ltd.			2,835,166	573,769	(1,147,538)	—	(2,228,490)	32,907	—
Garrison Opportunity Fund LLC			351,369	—	—	—	(102,980)	248,389	—
GTIS Brazil Real Estate Fund (Brazilian Real) LP			9,022,685	168,569	(852,834)	—	(671,429)	7,666,991	—
HealthCor Partners Fund, L.P.			3,952,747	11,143	—	—	1,298,042	5,261,932	—
LC Fund IV, L.P.			979,402	—	(722,037)	129,292	16,316	402,973	—
Magnetar Capital Fund LP			240,908	—	—	—	(19,070)	221,838	—
Magnetar SPV LLC			5,950	—	—	—	(2,199)	3,751	—
Middle East North Africa Opportunities Fund, L.P.	3,969	3,969	167,950	—	—	—	(42,502)	125,448	—
Midstream & Resources Follow-On Fund, L.P.			2,980,977	—	—	—	1,799,949	4,780,926	—
Monsoon Infrastructure & Realty Co-Invest, L.P.			8,692,193	—	—	—	(1,551,894)	7,140,299	—
Private Equity Investment Fund IV, L.P.			549,863	—	(246,227)	—	352,025	655,661	—
Private Equity Investment Fund V, L.P.**			18,046,089	—	—	—	201,328	18,247,417	—

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

Affiliated Investment Funds (continued)	Shares 12/31/2020	Shares 12/31/21	Beginning Fair Value 12/31/2020	Cost of Purchases	Sales Proceeds*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation / Depreciation	Ending Fair Value 12/31/21	Dividend Income
Ownership exceeds 5% of the Investment Fund’s Capital: (continued)
Quantum Parallel Partners V, LP			$21,000,166	$133,972	$(7,184,177)	$3,479,072	$3,902,938	$21,331,971	$—
Saints Capital VI, L.P.			2,024,936	—	(227,660)	104,724	385,468	2,287,468	—
SBC US Fund II, LP			2,400,500	—	(417,408)	—	(928,549)	1,054,543	—
TPF II-A, L.P.			862,883	—	—	—	(98,809)	764,074	—
Trivest Fund IV, L.P.			210,203	—	—	—	(168,743)	41,460	—
Trustbridge Partners III, L.P.			17,422,862	204,097	(110,543)	26,547	(5,351,339)	12,191,624	394,425
Tuckerbrook SB Global Distressed Fund I, L.P.			1,151,045	—	—	—	529,191	1,680,236	—
Westview Capital Partners II, L.P.			5,412,037	—	(5,531,440)	3,120,128	(2,819,093)	181,632	—
Total			115,448,657	1,547,172	(27,546,085)	10,673,153	(5,643,977)	94,478,920	398,035
Ownership exceeds 25% of the Investment Fund’s Capital:
Credit Distressed Blue Line Fund, L.P.			6,230,371	—	—	—	(2,811,863)	3,418,508	—
PIPE Equity Partners, LLC			—	—	—	—	—	—	—
PIPE Select Fund, LLC			—	—	—	—	—	—	—
Total			6,230,371	—	—	—	(2,811,863)	3,418,508	—
Total Affiliated Investment Funds			$121,679,028	$1,547,172	$(27,546,085)	$10,673,153	$(8,455,840)	$97,897,428	$398,035

*	Sales include return of capital.
**	Voting rights have been waived for this investment.

(6)	FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds.

(7)	ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion, and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Administrator also provides compliance, transfer agency, and other investor related services at an additional cost. The total administration fee incurred for the year ended December 31, 2021, was $312,844, $112,570 was outstanding as a payable at December 31, 2021.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

(8)	RELATED PARTY TRANSACTIONS

(a)	INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”) equal to 0.40% on an annualized basis of the Master Fund’s partners’ capital at the end of each month, payable monthly in arrears, until the period ending March 31, 2024, when the Adviser will no longer receive the Investment Management Fee.

In addition, effective April 1, 2019, the Investment Management Fee will not be charged on any Investment Fund classified as a “Hedge Fund” (as defined in the Master Fund’s Limited Partnership Agreement and disclosed on the Schedule of Investments), with any such Hedge Fund remaining in the Master Fund’s portfolio at that time being excluded from the calculation.

The Master Fund’s partners bear an indirect portion of the Investment Management Fee paid by the Master Fund. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2021, $1,881,812 was incurred for Investment Management Fees, $134,226 was outstanding as a payable at December 31, 2021.

(b)	EXPENSE LIMITATION AGREEMENT

Pursuant to the Master Fund’s limited partnership agreement there is an expense limitation in which the Adviser contractually agreed to limit total annualized expenses of the Master Fund, to the amount of 1.25%, exclusive of fees and expenses of underlying investment funds, borrowing and other investment-related costs and fees, taxes, litigation and other extraordinary expenses not incurred in the ordinary course of the Master Fund’s business (the “Expense Limitation”).

Under the Expense Limitation, the Adviser is permitted to recover in later periods expenses it has borne to the extent that the Master Fund’s expenses fall below the rate in effect at the time of the waiver. The Master Fund, however, is not obligated to pay any such amounts beyond three years after the end of the fiscal year in which the Adviser reimbursed such expense.

Any such recoupment by the Adviser shall not cause the Master Fund to exceed the annual Expense Limitation rate that was in effect at the time of such waiver or reimbursement. For the year ended December 31, 2021, no such expense waiver or recoupment has been incurred by the Master Fund.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

(9)	FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net investment income (loss) to average partners’ capital (1)	(0.32)%	(0.26)%	0.20%	0.15%	0.30%
Expenses to average partners’ capital (1),(2)	0.71%	0.61%	0.60%	0.61%	0.86%
Portfolio Turnover	18.69%	3.04%	2.00%	1.51%	2.45%
Internal rate of return since inception (3)	5.21%	4.67%	3.59%	2.91%	3.84%
Total Return (4)	11.89%	19.06%	6.10%	(2.44)%	4.77%
Partners’ capital, end of year (000’s)	$405,079	$521,696	$490,231	$578,662	$730,118

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

(1)	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year.
(2)	Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds.
(3)

The internal rate of return since inception (“IRR”) of the limited partners is net of all fees and profit allocations to the Adviser. The IRR reported is for the Master Fund as a whole. The IRR was computed based on the actual dates of the cash inflows (capital contributions), cash outflows (cash distributions) and the ending partners’ capital as of December 31, 2021 (the residual value).

(4)	The total return of the Master Fund is calculated as geometrically linked monthly returns for each month in the year.

(10)	INVESTMENT-RELATED RISKS

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any Investment Fund’s investment activities will be successful or that the Partners will not suffer losses.

In general, these principal risks exist whether the investment is made by an Investment Fund or held by the Master Fund directly and therefore for convenience purposes, the description of such risks in terms of an Investment Fund is intended to include the same risks for investments made directly by the Master Fund. It is possible that an Investment Fund (or the Master Fund) will make (or hold) an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of an Investment Manager. The risks and considerations described below are intended to reflect the Master Fund’s anticipated holdings.

(a)	HIGHLY VOLATILE MARKETS RISK

The prices of an Investment Fund’s underlying investments, and therefore the NAV of the Master Fund’s Interests, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which an Investment Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., Investment Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

(b)	NON-U.S. INVESTMENT RISK

Investment Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Investment Funds’ investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company. There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Investment Funds’ investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. An Investment Fund’s investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Investment Fund’s returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of non-U.S. governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

(c)	INVESTMENT IN EMERGING MARKETS RISK

The Master Fund may hold investments in Investment Funds that focus on “emerging markets” (defined below), and the Adviser anticipates that this will continue. Investment Funds may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Investment Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country also may present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. In addition, accounting and financial reporting standards that prevail in certain of such countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

(d)	FIXED INCOME RISK

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis beginning in 2007. Such investments include collateralized debt obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007, and that, in many cases, have remained illiquid or relatively illiquid. General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAV of the Master Fund.

(e)	FOREIGN CURRENCY TRANSACTIONS AND EXCHANGE RATE RISK

Investment Funds may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds also may engage in foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investment Funds to hedge against currency fluctuations, but the Investment Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

(f)	CONVERGENCE RISK

The Master Fund will hold Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Master Fund may incur significant losses.

(g)	CORPORATE EVENT RISK

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

(h)	ISSUER RISK

The issuers of securities acquired by Investment Funds sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investment Funds may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2021

(i)	RECENT MARKET AND ECONOMIC DEVELOPMENTS

Certain impacts to public health conditions particular to the coronavirus (COVID-19) may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

(11)	PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in substantial market downturn. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Fund’s ability to complete repurchase requests. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund, and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

(12)	SUBSEQUENT EVENTS

Management of the Master Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2021.

Effective January 1, 2022, the fiscal year end for the Master Fund has been changed from December 31 to March 31 as approved by the Board by unanimous written consent in late October 2021.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information
December 31, 2021
(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Endowment PMF Master Fund, L.P., PMF Fund, L.P., and PMF TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $35,000 paid quarterly. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows, for each Director and executive officer, their full name, address and age, the position held with the Fund, the length of time served in that position, their principal occupation during the last five years, and other directorships held by such Director. The address of each Director and officer is c/o Endowment PMF Fund, 712 W. 34th Street, Suite 201, Austin, TX 78705.

Interested Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
William P. Prather, III Year of birth: 1982	Director, Principal Executive Officer (Since 2021)	University of Texas / Texas A&M Investment Management Company (Endowment – Investment Management) – Head of Infrastructure and Natural Resources (2014-2019); Cypress Creek Partners (Investment Management) – Chief Investment Officer and Founding Partner (2019-Current)	7	MTi Group Ltd (Director) from 2019 to Current

(1)

The ‘Fund Complex’ for the purpose of this table consists of The Endowment PMF Funds (three funds) and Cypress Creek Private Strategies Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2021
(Unaudited)

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
Graeme Gunn Year of birth: 1967	Director (Since 2021)	SL Capital Partners LLP; Partner	7	3 Bridges Capital; Director; Sport Maison Limited; Director
Victor L. Maruri Year of birth: 1952	Director (Since 2021)	Managing Partner, HCP Management Co., LLC (investment company)	7

Career Training Academy (trade school) (2011-2020
Taylor College Inc. (trade school) (2013-2021)
MIAT College, Inc. (2014-2021) (trade school)
HPE II (investment company) (since 2008), HCP ED Holdings) holding company) (since 2010)

David Munoz Year of birth: 1974	Director (Since 2021)	President and CEO of financial services company. Advisor to multiple financial services companies.	7

Deltec International Group; Deltec Bank & Trust Limited; International Financial Services Group Limited; International Financial Services Group SA/CV; Deltec Investment Advisers Limited; Deltec Fund Services; Deltec U.S. Holdings Inc.; Deltec Wealth Management LLC; Deltec Securities Ltd.; Deltec Capital Limited; Long Cay Captive Insurance Management; Halcyon Life Insurance Limited.; Access Personal Finance LLC; Global Clearing & Settlement Assurance LLC

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2021
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
Carl Weatherley-White Year of birth: 1962	Director (Since 2021)	Managing Director, Advantage Capital (investment company) (since 2019); Chief Executive, Hoosier Solar Holdings, LLC (solar development company) (Since 2020); Chief Executive, VivoPower Holdings (solar development company) (from 2016 to 2019).	7	VivoPower International, October 4, 2017 to December 28, 2017
Jeffrey D. Young Year of birth: 1967	Director (Since 2014)	Partner, Origami Capital Partners, LLC (investment adviser).	1	None.
Jeffrey R. Keay Year of birth: 1974	Director (Since 2014)	Managing Director, HarbourVest Partners, LLC (private equity).	1	None.

(1)

The ‘Fund Complex’ for the purpose of this table consists of The Endowment PMF Funds (three funds) and Cypress Creek Private Strategies (four funds) with all funds in the Fund Complex being advised by the Adviser.

Officers of the Fund Who Are Not Directors*

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Benjamin Murray Year of birth: 1981	Principal Financial Officer & Chief Compliance Officer (Since 2021)	Director/Head of Operational Due Diligence – University of Texas/Texas A&M Investment Management Company (2016-2020); Chief Operating Officer – Cypress Creek Partners (2020-2021)
Richard Rincon Year of birth: 1979	Vice President, Secretary, and Treasurer (Since 2021)	Senior Director – University of Texas/Texas A&M Investment Management Company (2014-2020); Founding Partner – Cypress Creek Partners (2020-2021)

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2021
(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2021.

Asset Class (1)	Fair Value	%
Energy	$79,037,419	20.13
Event-Driven	8,543,961	2.18
Private Equity	272,595,847	69.41
Real Estate	30,578,589	7.79
Relative Value	982,363	0.25
Retail	943,678	0.24
Total Investments	$392,681,857	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

Form N-PORT Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Fund’s Form N-PORT’s are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about Directors of the Master Fund. The registration statement is available, without charge, upon request by calling 1-800-725-9456.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2021
(Unaudited)

Change of Independent Registered Public Accounting Firm

On October 14, 2021, the Master Fund dismissed KPMG LLP (“KPMG”) as the Master Fund’s independent registered public accounting firm, effective on such date. The decision to dismiss KPMG was approved by the Master Fund’s Audit Committee and by the full Board. On October 21, 2021, the Board of Directors approved the appointment of RSM US LLP (“RSM”) as the Master Fund’s independent registered public accounting firm. RSM was engaged by the Master Fund on October 28, 2021.

KPMG’s report on the financial statements for the fiscal years ended December 31, 2020, and December 31, 2019, did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Master Fund’s fiscal years ended December 31, 2020, and December 31, 2019, and the subsequent interim period through October 14, 2021, during which KPMG served as the Master Fund’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Master Fund provided KPMG with a copy of the disclosures proposed to be made in this N-CSR and requested that KPMG furnish the Master Fund with a letter addressed to the Commission stating whether it agrees with the statements made by the Master Fund’s in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The KPMG letter is attached hereto to as Exhibit (a)(4) to the Master Fund’s N-CSR.

During the fiscal years ended December 31, 2020, and December 31, 2019, and the subsequent interim period through October 14, 2021, neither the Adviser, the Master Fund nor anyone on their behalf, consulted RSM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Master Fund and no written report or oral advice was provided to the Master Fund by RSM or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Privacy Policy (Unaudited)

FACTS	WHAT DOES ENDOWMENT ADVISERS, L.P., D/B/A CYPRESS CREEK PARTNERS (“EA”) DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social security number

■ Income

■ Assets

■ Account balances

■ Wire transfer instructions

■ Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons EA chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does EA Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call EA at (512) 660-5146

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Privacy Policy, continued
(Unaudited)

Page 2
Who we are
Who is providing this notice?

This notice pertains to EA, the registered and private funds it manages (as follows), and each funds’ general partner.

● The Endowment PMF Master Fund, L.P.

● The PMF Fund, L.P.

● PMF TEI Fund, L.P.

● PMF International Fund, Ltd.

● PMF Offshore TEI Fund, Ltd.

● Cypress Creek Private Strategies Master Fund, L.P.

● Cypress Creek Private Strategies Registered Fund, L.P.

● Cypress Creek Private Strategies TEI Fund, L.P.

● Cypress Creek Private Strategies Institutional Fund, L.P.

● Cypress Creek Private Strategies Domestic Fund, L.P.

● Cypress Creek Private Strategies Domestic QP Fund, L.P.

● Cypress Creek Private Strategies International Fund, Ltd.

● Cypress Creek Private Strategies Offshore TEI Fund, Ltd.

● Cypress Creek Private Strategies Onshore Fund, L.P.

● Cypress Creek Private Strategies Offshore Fund, L.P.

● Cypress Creek Private Strategies Offshore Blocker Fund, LLC

● CCP Coastal Redwood Fund, L.P.

● CCP Sierra Redwood Fund, L.P.

● Marinas I SPV LLC

What we do
How does EA protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does EA collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Enter into an investment advisory contract

■ Seek financial advice

■ Make deposits or withdrawals from your account

■ Provide account information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

THE ENDOWMENT PMF MASTER FUND, L.P.
(A Limited Partnership)

Privacy Policy, continued
(Unaudited)

Page 3
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ EA does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ EA does not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ EA does not jointly market.
Other important information
n/a

Investment Adviser
Endowment Advisers, L.P. d/b/a Cypress Creek Partners

Administrator and Transfer Agent
UMB Fund Services, Inc.

Custodian
UMB Bank, N.A.

Independent Registered Public Accounting Firm
RSM US LLP

Legal Counsel
K&L Gates LLP

Item 1. Reports to Stockholders Continued.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Carl Weatherly-White, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$73,500	$80,000
Audit-Related Fees	$0	$0
Tax Fees	$144,165	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included below:

Cypress Creek Private Strategies Master Fund, L.P. (the “Master Fund”)

The Endowment PMF Master Fund, L.P. (the “PMF Master Fund”)

Cypress Creek Private Strategies Registered Fund, L.P. (the “Registered Fund”)

Cypress Creek Private Strategies TEI Fund, L.P. (the “TEI Fund”)

Cypress Creek Private Strategies Institutional Fund, L.P. (the “Institutional Fund”)

PMF Fund, L.P. (the “PMF Fund”)

PMF TEI Fund, L.P. (the “PMF TEI Fund”)

(collectively, the “Funds”)

Proxy Voting Policies and Procedures

Background

The Investment Company Act of 1940 (the “IC Act”) requires that an investment company registered under the IC Act (“RIC”) disclose in its registration statement a description of its adopted policies and procedures that the it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the RIC uses when a vote presents a conflict between the interests of shareholders, on the one hand, and those of the RIC’s investment adviser; principal underwriter; or any affiliated person of the RIC, its investment adviser, or its principal underwriter, on the other.

A RIC is also required to include in its registration statement any policies and procedures of its investment adviser, or any other third party, that the RIC uses, or that are used on the RIC’s behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the IC Act requires a RIC to file with the SEC an annual record of proxies voted by the RIC on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each RIC’s proxy voting record for the most recent twelve-month period ending June 30. A RIC must also state in its disclosure documents (in its registration statement and shareholder reports) that information regarding how the RIC voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the RIC’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a RIC discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the RIC (or financial intermediary through which shares of the RIC may be purchased or sold) receives a request for this information, the RIC (or financial intermediary) must send the information disclosed in the RIC’s most recently filed report on Form N-PX, within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a RIC discloses that its proxy voting record is available on or through its website, the RIC must make available free of charge the information disclosed in the RIC’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the RIC’s most recently filed report on Form N-PX must remain available on or through the RIC’s website for as long as the RIC remains subject to the requirements of Rule 30b1-4 and discloses that the RIC’s proxy voting record is available on or through its website.

This policy and procedures outline obligations for disclosure and filing requirements that are performed on behalf of the Funds by the Fund Administrator.

Policies and Procedures

It is the policy of the Funds that proxies should be voted in the interest of the shareholders of the appropriate Fund, as determined by those who are in the best position to make this determination.

The Master Fund and PMF Master Fund invest in a broad portfolio consisting primarily of private partnerships, limited liability companies or similar entities managed by third-party investment managers (“Investment Funds”). The Master Fund also makes direct investments for hedging purposes, to hedge existing exposure to an asset class or strategy, or to gain access to an investment opportunity, an asset class, or a strategy in a cost-effective manner. To the extent that the Master Fund or PMF Master Fund receive notices or proxies from Investment Funds or other portfolio securities or holds securities in a separate account, the Board has delegated proxy voting responsibilities with respect to the Master Fund’s and PMF Master Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight. The Adviser has agreed to vote the proxy ballots received on behalf of the Funds and will vote such proxies in accordance with its proxy voting policies and guidelines which are included in the Adviser’s compliance manual and reviewed by the Board at least annually.

The Registered Fund, TEI Fund, Institutional Fund, PMF Fund and PMF TEI Fund invest substantially all of their respective assets in the Master Fund or PMF Master Fund. With respect to proxies issued by the Master Fund and PMF Master Fund, the Board of the Registered Fund, TEI Fund, Institutional Fund, PMF Fund and PMF TEI Fund retains proxy voting authority. After receiving a proxy issued by the Master Fund or PMF Master Fund, the Registered Fund, TEI Fund, Institutional Fund, PMF Fund and PMF TEI Fund will hold a meeting of its shareholders to obtain instructions for voting with respect to the matter presented by the Master Fund or PMF Master Fund.

Registration Statement

The Funds will describe the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities. The Funds will also state how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov. Such disclosure must also include procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Funds or the Adviser, on the other; and a description of the proxy voting guidelines used by the Adviser to vote proxies relating to portfolio securities. As such, the Adviser’s proxy voting guidelines are provided in the Funds’ registration statement.

Form N-CSR

When filing the annual report on Form N-CSR, the Funds will describe the policies and procedures that the Funds and Adviser use to determine how to vote proxies relating to portfolio securities. A copy of such policies and procedures themselves may be included.

Annually, through the review of the Funds’ Form N-CSR, the Adviser will review the disclosures and identify whether the Adviser’s Proxy Voting Procedures and Guidelines are current.

Form N-PX

The Funds are required to disclose annually the Funds’ complete proxy voting record on Form N-PX, which provides information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th. Form N-PX must be filed annually, no later than August 31 of each year. The Adviser is responsible for ensuring that appropriate documentation and controls for voting and reporting of proxy votes is maintained in order to file the Form N-PX. The Adviser shall work with the Fund Administrator in filing the Form N-PX with the SEC.

Reports to the Board

The Adviser shall annually review the Funds’ registration statement to ensure that disclosures in the registration statement adequately and accurately describe the Adviser’s proxy voting policy and procedures. Updated policies and procedures for the voting of proxies shall be provided to the Board upon any material change and in any event, no less frequently than annually.

Books and Records

The Adviser shall (i) maintain such records and provide such voting information as is required for the Funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) provide such additional information as may be requested, from time to time, by the Board or the CCO. The Funds rely upon the Fund Administrator to prepare and make filings on Form N-PX. The Adviser shall assist the Fund Administrator, if applicable by providing information regarding any proxy votes made for the Funds within the most recent 12-month period ending June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of the filing, Mr. William Prather III and Mr. Richard A. Rincon (collectively, “Principals”) are responsible for the day-to-day management of the Fund’s portfolio. The Endowment PMF Master Fund, L.P., PMF Fund, L.P., and PMF TEI Fund, L.P. are registered investment companies.

Mr. Prather is the Principal Executive Officer and a Portfolio Manager of the Fund Complex since 2021. Mr. Prather is a Founding Partner of CCP Operating, LLC (since 2020); Head of Infrastructure and Natural Resources, The University of Texas/Texas A&M Investment Management Company (2014-2019). Mr. Rincon has served as Portfolio Manager of the Fund Complex since 2021. Mr. Rincon is a Founding Partner of CCP Operating, LLC (since 2020); Senior Director, Private Equity, The University of Texas/Texas A&M Investment Management Company (2014-2020).

The Adviser and certain other entities controlled by the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Mr. Prather and Mr. Rincon, who are primarily responsible for the day-to-day management of the Fund, may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2021: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Prather and Mr. Rincon and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
William P. Prather III
Registered investment companies	1	$222,800,000	—	$—
Other pooled investment companies	—	$19,300,000	3	$19,300,000
Other accounts	3	$—	—	$—
Richard A. Rincon
Registered investment companies	1	$222,800,000	—	$—
Other pooled investment companies	3	$19,300,000	3	$19,300,000
Other accounts	—	$—	—	$—

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that they may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Portfolio Managers

Mr. Prather and Mr. Rincon, Founding Partners of CCP Operating, LLC, indirectly own equity interests in the Adviser. In addition, Mr. Prather and Mr. Rincon receive compensation based on objective and subjective performance assessments of their work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2021 by each portfolio manager.

Portfolio Manager	Master Fund	PMF Fund	TEI Fund
William P. Prather III	None	None	None
Richard A. Rincon	None	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Change of Independent Registered Public Accounting Firm is attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Endowment PMF Master Fund, L.P.

By (Signature and Title)	/s/ William P. Prather III
William P. Prather III
Principal Executive Officer

Date:	3/11/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ William P. Prather III
William P. Prather III
Principal Executive Officer

Date:	3/11/2022

By (Signature and Title)	/s/ Benjamin Murray
Benjamin Murray
Principal Financial Officer

Date:	3/11/2022